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WMLT 2005-WMC1
3,656 records
Balance: 707,104,168
All records

                                                          Percent of
                             Aggregate          Number     Aggregate
Lien          FICO           Principal           Of        Principal     Average                 Remaining
Position      Score            Balance          Loans      Balance       Balance        WAC         Term      FICO     CLTV
-----------------------------------------------------------------------------------------------------------------------------
  1       491 - 500             161,678.62        2        0.02        80,839.31        8.848       359        500     80.00
  1       501 - 510           6,545,388.07       33        0.93       198,345.09        8.118       359        506     72.74
  1       511 - 520           7,324,692.23       32        1.04       228,896.63        8.483       359        514     76.17
  1       521 - 530           5,632,934.86       27        0.80       208,627.22        8.043       359        526     76.58
  1       531 - 540           4,014,590.49       21        0.57       191,170.98        7.747       357        537     73.24
  1       541 - 550           4,584,594.54       25        0.65       183,383.78        7.955       359        546     75.55
  1       551 - 560           8,473,647.28       45        1.20       188,303.27        7.720       359        555     81.34
  1       561 - 570          11,616,268.16       55        1.64       211,204.88        7.423       359        566     79.88
  1       571 - 580          18,051,681.35       75        2.55       240,689.08        7.422       358        576     78.33
  1       581 - 590          21,536,711.01      115        3.05       187,275.75        6.819       359        586     79.23
  1       591 - 600          28,605,879.69      132        4.05       216,711.21        6.816       359        596     79.11
  1       601 - 610          40,613,091.54      175        5.74       232,074.81        6.936       358        605     81.09
  1       611 - 620          43,679,270.19      193        6.18       226,317.46        6.830       357        615     79.72
  1       621 - 630          42,481,415.40      165        6.01       257,463.12        6.638       358        625     79.32
  1       631 - 640          45,176,240.57      182        6.39       248,221.10        6.792       358        636     80.26
  1       641 - 650          48,709,191.70      178        6.89       273,647.14        6.582       358        645     80.52
  1       651 - 660          44,309,422.73      162        6.27       273,514.96        6.601       358        656     80.81
  1       661 - 670          51,959,090.54      178        7.35       291,905.00        6.554       359        666     80.93
  1       671 - 680          37,891,699.39      130        5.36       291,474.61        6.535       358        676     81.77
  1       681 - 690          31,602,797.69      114        4.47       277,217.52        6.447       359        685     79.80
  1       691 - 700          24,385,959.28       87        3.45       280,298.38        6.606       358        696     80.92
  1       701 - 710          23,989,022.25       81        3.39       296,160.77        6.436       359        705     80.55
  1       711 - 720          13,157,628.84       50        1.86       263,152.58        6.372       359        716     81.15
  1       721 - 730          14,677,564.75       54        2.08       271,806.75        6.508       359        725     79.40
  1       731 - 740          15,655,873.69       53        2.21       295,393.84        6.349       359        736     80.62
  1       741 - 750          13,660,123.16       48        1.93       284,585.90        6.424       357        746     79.40
  1       751 - 760           7,304,928.87       27        1.03       270,552.92        7.031       359        755     83.43
  1       761 - 770           7,809,432.45       19        1.10       411,022.76        6.608       359        766     78.75
  1       771 - 780           3,231,861.33       12        0.46       269,321.78        6.566       359        776     79.20
  1       781 - 790           4,159,420.05       13        0.59       319,955.39        6.513       359        785     81.25
  1       791 - 800           1,739,994.00        8        0.25       217,499.25        6.467       359        796     82.88
  1       801 - 810             609,505.05        3        0.09       203,168.35        6.109       359        802     80.00
  1       811 - 820             725,557.55        3        0.10       241,852.52        6.647       359        815     71.21
-----------------------------------------------------------------------------------------------------------------------------
Total:                    634,077,157.32   2,497       89.67       253,935.59        6.756       358        648     80.06
-----------------------------------------------------------------------------------------------------------------------------



                                                               Percent of
                               Aggregate            Number     Aggregate
Lien          FICO             Principal             Of        Principal   Average                  Remaining
Position      Score             Balance             Loans       Balance    Balance          WAC        Term       FICO     CLTV
--------------------------------------------------------------------------------------------------------------------------------
   2       571 - 580             204,501.39            3          0.03     68,167.13       11.568       179        580    100.00
   2       581 - 590           1,664,306.14           45          0.24     36,984.58       10.497       181        586     99.73
   2       591 - 600           2,353,045.50           45          0.33     52,289.90       10.768       180        596     99.29
   2       601 - 610           4,358,914.22           81          0.62     53,813.76       10.778       179        606     99.65
   2       611 - 620           5,199,812.87           96          0.74     54,164.72       10.780       179        615     99.35
   2       621 - 630           4,605,547.36           79          0.65     58,298.07       10.308       179        626     99.22
   2       631 - 640           5,214,883.60           84          0.74     62,081.95       10.412       179        635     98.49
   2       641 - 650           6,551,775.35          100          0.93     65,517.75       10.174       180        645     99.63
   2       651 - 660           6,949,136.05           98          0.98     70,909.55       10.138       180        656     99.82
   2       661 - 670           5,793,949.70           91          0.82     63,669.78       10.205       179        666     99.46
   2       671 - 680           5,549,978.55           79          0.78     70,252.89        9.762       180        676     99.66
   2       681 - 690           4,206,520.32           63          0.59     66,770.16        9.778       179        685     99.73
   2       691 - 700           4,121,164.03           59          0.58     69,850.24        9.816       179        696     99.68
   2       701 - 710           4,067,659.32           55          0.58     73,957.44        9.358       180        705     99.76
   2       711 - 720           1,688,444.47           28          0.24     60,301.59        9.474       179        715    100.00
   2       721 - 730           2,553,792.85           37          0.36     69,021.43        9.362       179        725     99.43
   2       731 - 740           2,125,393.45           31          0.30     68,561.08        9.328       179        736     99.37
   2       741 - 750           2,003,490.26           29          0.28     69,085.87        9.243       179        746     97.24
   2       751 - 760           1,049,176.83           19          0.15     55,219.83        9.474       179        756     99.73
   2       761 - 770           1,010,849.69           12          0.14     84,237.47        9.537       179        765     99.54
   2       771 - 780             663,752.84           10          0.09     66,375.28        8.962       179        775     99.67
   2       781 - 790             698,441.08            9          0.10     77,604.56        8.993       178        785    100.00
   2       791 - 800             169,925.39            3          0.02     56,641.80        8.608       179        796    100.00
   2       801 - 810             128,549.24            2          0.02     64,274.62        8.726       179        801    100.00
   2       811 - 820              94,000.00            1          0.01     94,000.00        9.500       179        816    100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                        73,027,010.50        1,159         10.33     63,008.64       10.045       179        666     99.45
--------------------------------------------------------------------------------------------------------------------------------
Grand Total:                 707,104,167.82        3,656        100.00    193,409.24        7.096       340        649     82.07
================================================================================================================================




WMC Mortgage Delivery Tape
Tape Provided 08/29/2005


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